--------------------------------------------------------------------------------
                                    MORGAN STANLEY
                                  GLOBAL OPPORTUNITY
                                   BOND FUND, INC.
--------------------------------------------------------------------------------


                                    ANNUAL REPORT
                                  DECEMBER 31, 1998
                MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                                  INVESTMENT ADVISER


                                    MORGAN STANLEY
                          GLOBAL OPPORTUNITY BOND FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER


Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------
For the year ended December 31, 1998, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -21.57% compared to -3.19% for the Fund's benchmark (described below). For the period since the Fund's commencement of operations on May 27, 1994 through December 31, 1998, the Fund's total return, based on net asset value per share,
was 36.04% compared to 57.32% for the benchmark.   Beginning January 1, 1998,
the Fund uses as its benchmark, for purpose of comparing its performance, a composite comprised of 25% of the J.P. Morgan Latin Eurobond Index, 25% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index. Prior to 1998, the Fund used a composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index. However, the Fund's weightings in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. At December 31, 1998, the Fund's investments in debt instruments were comprised of 62% emerging markets debt securities and 38% U.S. high yield securities.

On December 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $8 5/16, representing a 13.8% discount to the Fund's net asset value per share.

Throughout the first two quarters of 1998, the Asian region remained in the spotlight and often dictated the tone for emerging markets. During the first quarter, emerging market debt recovered a large portion of the losses realized in October of 1997, however the market remained volatile during this period of spread compression, with general market spreads oscillating within a 100 basis
point range.   In January, a market sell-off was caused by a worsening of certain countries fiscal accounts due to historically low commodity prices as well as policy inaction in Indonesia. The successful rescheduling of Korea's short-term bank debt obligations late in the month reversed this. In February, dramatic swings in the current account positions of Thailand and Korea combined with proactive responses on the part of policy makers in Brazil, Mexico and Russia to the worsening external environment helped bolster investor confidence. By the early spring, the apparent economic and political stabilization in the Asian region buoyed investor sentiment, causing spreads to rally to the mid 400's. However, this period of calm proved to be temporary. Spreads widened out to above 600 basis points, as the "Asian Contagion" hit emerging markets debt yet again during the second quarter of 1998 bringing returns for the first half of the year close to zero.

During the second quarter, the medium term effects of 1997's Asian crisis were manifesting themselves in the form of lower global demand for commodities and a reduced demand for exports from other regions of the world especially Japan.
The yen declined versus the U.S. dollar which put pressure on all the currencies in the Asian region. The ill health of the Japanese economy and of major Japanese banks caused investors to adjust risk premiums higher and caused liquidity for most emerging countries to evaporate. Investors feared that Japan's inability to fix its economy would continue to weaken the yen and might eventually cause a devaluation in China. This would increase the risk of another round of currency devaluation in Asia and might further depress commodity prices, a large source of earnings for many emerging countries. Furthermore, President Suharto of Indonesia was forced out of office by a series of national protests and riots, leaving a fragile political environment in his absence. As investor sentiment soured in general, Russia's fiscal management came under increased scrutiny causing a significant sell off in both the local and external Russian debt markets. Lack of progress in tax collection, poor corporate governance policies and a failed privatization led to a significant rise in domestic interest rates and in difficulties rolling over domestic debt.

The J.P. Morgan Emerging Markets Bond Plus Index was down -21.23% during the third quarter, which highlights the fact that the vast majority of the negative price action had occurred during this time period. During July, the Russian government successfully completed negotiations on an assistance package from the International Monetary Fund but this proved to be too little assistance too late. In August, investor sensitivity to deteriorating credit fundamentals and a worsened global environment for emerging countries reached a breakpoint and precipitated the largest and broadest sell-off in emerging market debt history. The sell-off transitioned from a focus on fundamentals to a technically driven liquidation when Russia devalued its currency and defaulted on its domestic debt (ruble denominated treasury bills) on August 17th. The Russian restructuring forced many market participants to sell non-Russian assets to meet margin calls, thereby contaminating the debt of all emerging countries. Spreads on the broad emerging market debt benchmark widened by 861 basis points during that month.

The market effectively decoupled from events in Russia during September, as every country within the J.P. Morgan Emerging Markets Bond Plus Index posted positive results except Russia, which was down an additional 23.81%. Emerging market debt continued to rebound during the last quarter of the year, with the J.P. Morgan Emerging Markets Bond Plus Index advancing by 9.92%. The market was buoyed by interest rate cuts in the U.S., the completion of an International Monetary Fund assistance program for Brazil, and finally by the hope that emerging markets had already passed through the point of maximum pessimism.

The negatives facing emerging market countries in 1999 are daunting. Emerging countries will have to confront slowing global gross domestic development growth and continued weak commodity prices, while caught in the grip of global excess capacity and deflationary forces. Additionally, 1999 will likely require precise navigation through a myriad of potential land mines ranging from equity market corrections, to Japanese bank defaults, to Brazilian economic instability. But rather than dwelling on what has been priced into the markets, we prefer to focus on what might cause emerging market debt to rally or fall further from current levels. For starters, we have seen a good dose of monetary reflation during the final quarter of 1998. G- 7 central banks have cut interest rates aggressively and we may see emerging markets rise as newfound liquidity works its way into the markets. With domestic interest rates below 5% in all major developed countries, yields in the low teens may prove too tempting to ignore. Also, the International Monetary Fund has been substantially re-capitalized and may be both more willing and better positioned to prevent a
future liquidity driven crisis.   Finally, it is true that in many cases crisis
breeds reform and that in effect, the markets have forced an acceleration of structural adjustment agendas in most emerging countries. This last factor may lead to improvement in the longer-term credit prospects for certain sovereign issuers. Unfortunately, we do not believe that the momentum provided by the easing of monetary conditions will be powerful enough to reverse the negative fundamental forces for the most vulnerable emerging market credits and we may experience an up-tick in default levels during 1999. As shown in the chart below, the market did differentiate between stronger and weaker credits in 1998 and we expect this differentiation to continue. Despite what is generally perceived to have been a catastrophic year for emerging market debt, only four countries posted significantly negative returns.

U.S. DOLLAR TOTAL RETURN %

COUNTRY                                 1998 PERFORMANCE
-------                                 ----------------
Argentina                                    3.57%
Brazil                                     -15.39%
Bulgaria                                    -0.01%
Ecuador                                    -25.46%
Mexico                                       0.03%
Morocco                                     -1.36%
Nigeria                                      2.33%
Panama                                       3.84%
Peru                                         2.40%
Philippines                                 11.28%
Poland                                      11.79%
Russia                                     -82.57%
Venezuela                                  -18.43%


During the first few months of 1999, the market will likely experience liquidity driven broad-based rallies. However, the trend toward credit polarization should take precedence and it is for this reason we remain cautious on countries such as Brazil, Ecuador and Venezuela. While each suffers from its own unique set of problems, fiscal imbalances remain high and currencies vulnerable in each
of these countries.   At the same time we feel that countries with sound
fundamentals and fewer imbalances such as Mexico, the Philippines and Bulgaria will benefit most from the return of funds into emerging markets. We also see value in countries such as Colombia and Turkey and Korea where credible reforms initiated in 1998 look set to continue in 1999 and the large imbalances in these countries should prove manageable.

The U.S. high yield market underperformed high quality bonds in 1998 by over 500 basis points. Global financial turmoil highlighted by the default of Russia and the subsequent flight to quality caused spreads to widen dramatically in the third quarter. For the year, the weakness in the third quarter outweighed strong returns for the asset class in the first and fourth quarters.

Technical factors and fear were primarily responsible for the spread widening that occurred in the third quarter. However, for the year, default rates also rose meaningfully, which put pressure on specific industries. Leveraged investors including many hedge funds were forced to sell to satisfy margin calls. At the same time, dealers were under pressure to keep inventories low and net cash flows into mutual funds turned negative.

Consistent with the other non-Treasury sectors of the bond market, high yield bonds rebounded strongly in the fourth quarter. An accommodative Fed reduced fears of a credit crunch allowing liquidity to return to this market as well. Technical conditions improved dramatically: mutual fund cash flows were strong, demand for the large number of new issues has been overwhelming, and the deleveraging so prevalent in the previous quarter appears to be over. A strong equity market and improving conditions in the emerging markets also enhanced the confidence of high yield investors in late December and early January.

Even after the recent rebound, yield spreads on high yield bonds now exceed 500 basis points over Treasuries - levels not seen since the early 1990's. During that historical period, default rates were very high (reaching 10% in 1990 and
1991), interest coverage ratios were less than 2.0 times, and there was serious concern over the health of the banking system. Today, default rates are less than 3%, coverage ratios average 2.5 times, and the U.S. financial system is better capitalized. Also, the rating agency upgrade to downgrade ratio is better today than in it was in the late 80's, and the percentage of equity in the capital structures of high yield issuers is significantly higher. Finally,
cash flow continues to improve for many of the issuers we follow.   In summary,
prices in the high yield market continue to discount worst case outcomes/default rates that are historically very high at a time when the fundamental credit quality of most high yield issuers is quite strong and the financial system is
very healthy.   Consequently, we believe that high yield bonds offer compelling value, and we continue to find attractive bottom up investment opportunities using our valuation criteria.

Sincerely,

/S/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

Morgan Stanley Global Opportunity Bond Fund, Inc.
Investment Summary as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION                                            TOTAL RETURN (%)
                              ------------------------------------------------------------------
                                 MARKET VALUE (1)     NET ASSET VALUE (2)         INDEX (3)
                              --------------------   --------------------   --------------------
                                           AVERAGE                AVERAGE                AVERAGE
                              CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                              ----------   -------   ----------   -------   ----------   -------
          ONE YEAR             -29.20%     -29.20%    -21.57%     -21.57%      -3.19%    -3.19%
          SINCE INCEPTION*      17.53        3.57      36.04        6.96       57.32      10.36

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION:

                                       [GRAPH]


                                                             YEAR ENDED DECEMBER 31,

                                              1994*        1995        1996        1997        1998
                                              -----        ----        ----        ----        ----
Net Asset Value Per Share. . . . . . . .     $12.25      $12.99      $14.86      $13.74       $9.64
Market Value Per Share . . . . . . . . .     $12.50      $12.50      $14.63      $13.13       $8.31
Premium/(Discount) . . . . . . . . . . .        2.0%       -3.8%       -1.5%       -4.4%      -13.8%
Income Dividends . . . . . . . . . . . .      $0.91       $1.59       $1.49       $1.30       $1.18
Capital Gains Distributions. . . . . . .         --          --       $0.50       $2.30       $0.06
Fund Total Return (2). . . . . . . . . .      -6.42%      20.34%      31.45%      17.38%     -21.57%
Index Total Return (3) . . . . . . . . .      -0.46%      22.37%      25.36%      12.56%      -3.19%


(1)  Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the fund based on market value due to differences between the market price of the stock and the net asset value per share of the fund.

(3) Beginning january 1, 1998, the Fund uses as its benchmark, for purpose of comparing its performance, a composite comprised of 25% of the J.P. Morgan Latin Eurobond Index, 25% of the J.P. Morgan Emerging Markets Bond Plus Index, and 50% of the CS First Boston High Yield Index. Prior to 1998, the Fund used a composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index. However, the Fund's weighting in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of december 31, 1998, the Fund's investment in debt instruments was comprised of 62% emerging markets debt securities and 38% U.S. high yield securities.

*    The Fund commenced operations on May 27, 1994.

Morgan Stanley Global Opportunity Bond Fund, Inc.
Investment Summary as of December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Debt Instruments                 (95.9%)
Short-Term Investments            (4.1%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

United States                    (39.7%)
Mexico                           (13.1%)
Argentina                        (11.9%)
Brazil                            (7.6%)
Bulgaria                          (3.1%)
Korea                             (2.6%)
United Kingdom                    (2.4%)
Colombia                          (2.1%)
Philippines                       (2.1%)
Russia                            (1.9%)
Other                            (13.5%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                  PERCENT OF
                                                                     TOTAL
                                                                  INVESTMENTS
                                                                  -----------
     1.   United Mexican States Par Bond 'W-B'
            6.25%, 12/31/19 (Mexico)                                  6.4%
     2.   Republic of Argentina
            6.188%, 3/31/05 (Argentina)                               5.3
     3.   United Mexican States Discount Bond 'D'
            6.098%, 12/31/19 (Mexico)                                 3.3
     4.   Federative Republic of Brazil 'EI-L' Bond
            6.125%, 4/15/06 (Brazil)                                  2.9
     5.   Federative Republic of Brazil 'C' Bond
            5.00%, 4/15/14 (Brazil)                                   2.8
     6.   Republic of Argentina Par Bond 'L-GP'
            5.75%, 3/31/23 (Argentina)                                2.8
     7.   Republic of Bulgaria Discount Bond 'A' Euro
            6.688%, 7/28/24 (Bulgaria)                                1.8
     8.   Republic of Argentina Global Bond
            11.375%, 1/30/17 (Argentina)                              1.8
     9.   Nacional Financiera
            17.00%, 2/26/99 (South Africa)                            1.6
     10.  Federative Republic of Brazil Debt
            Conversion 'L' Bond 6.188%, 4/15/12
            (Brazil)                                                  1.6
                                                                     ----
                                                                     30.3%
                                                                     ----
                                                                     ----

*  Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENTS OF NET ASSETS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------

DECEMBER 31, 1998

                                            FACE
                                          AMOUNT              VALUE
                                           (000)              (000)
-------------------------------------------------------------------
DEBT INSTRUMENTS(95.9%)
-------------------------------------------------------------------
ARGENTINA (11.9%)
CORPORATE (1.6%)
  CIA International Telecom
    10.375%, 8/1/04                  ARP     100       U.S.$     71
 (b)10.375%, 8/1/04                          600                423
(b)Supercanal Holdings S.A.
    11.50%, 5/15/05                  U.S.$   300                174
                                                       ------------
                                                                668
                                                       ------------
SOVEREIGN (10.3%)
  Republic of Argentina
 (d)6.188%, 3/31/05                        2,500              2,138
    11.00%, 10/9/06                          160                158
  Republic of Argentina
    Global Bond
    11.375%, 1/30/17                         740                742
(d)Republic of Argentina Par
    Bond 'L-GP'
    5.75%, 3/31/23                         1,580              1,142
                                                       ------------
                                                              4,180
                                                       ------------
                                                              4,848
                                                       ------------
-------------------------------------------------------------------
AUSTRALIA (0.6%)
CORPORATE (0.6%)
  Glencore Nickel Property Ltd.
    9.00%, 12/1/14                           155                124
  Murrin Murrin Holdings Property Ltd.
    9.375%, 8/31/07                          135                120
                                                       ------------
                                                                244
                                                       ------------
-------------------------------------------------------------------
BERMUDA (0.2%)
CORPORATE (0.2%)
  Flag Ltd.
    8.25%, 1/30/08                           100                 99
                                                       ------------
-------------------------------------------------------------------
BRAZIL (7.6%)
CORPORATE (0.3%)
(b,d)Compania Energetica Sao Paulo
    9.125%, 6/26/07                          100                 81
(b)Globopar
    10.50%, 12/20/06                          80                 52
                                                       ------------
                                                                133
                                                       ------------
SOVEREIGN (7.3%)
(d)Federative Republic of Brazil
    'C' Bond PIK
    5.00%, 4/15/14                         1,903              1,146
(d,e)Federative Republic of Brazil
    'EI-L' Bond
    6.125%, 4/15/06                        1,843              1,196
-------------------------------------------------------------------

(d)Federative Republic of Brazil
    Debt Conversion 'L' Bond
    6.188%, 4/15/12                  U.S.$ 1,230       U.S.$    632
                                                       ------------
                                                              2,974
                                                       ------------
                                                              3,107
                                                       ------------
-------------------------------------------------------------------
BULGARIA (3.1%)
SOVEREIGN (3.1%)
(d)Republic of Bulgaria Discount
    Bond 'A' Euro
    6.688%, 7/28/24                        1,040                742
(d)Republic of Bulgaria Front Loaded
    Interest Reduction Bond
    2.50%, 7/28/12                           450                259
(c)Republic of Bulgaria Past Due
    Interest Bond
    6.688%, 7/28/11                          380                257
                                                       ------------
                                                              1,258
                                                       ------------
-------------------------------------------------------------------
CHILE (0.7%)
CORPORATE (0.7%)
  Endesa
    7.75%, 7/15/08                           315                302
                                                       ------------
-------------------------------------------------------------------
COLOMBIA (2.1%)
CORPORATE (0.4%)
(c)Transtel Structured Note
    0.016%, 8/13/08                          950                149
                                                       ------------
SOVEREIGN (1.7%)
   Republic of Colombia
    7.625%, 2/15/07                          280                233
(c)Republic of Columbia
    12.243%, 8/13/05                         500                463
                                                       ------------
                                                                696
                                                       ------------
                                                                845
                                                       ------------
-------------------------------------------------------------------
ECUADOR (1.3%)
CORPORATE (0.2%)
(b)Consorcio Ecuatorian Notes
    14.00%, 5/1/02                           190                 97
                                                       ------------
SOVEREIGN (1.1%)
(c)Republic of Ecuador Discount Bond
    6.625%, 2/28/25                          760                389
(d)Republic of Ecuador Past Due
    Interest Bond
    3.25%, 2/27/15                           124                 51
                                                       ------------
                                                                440
                                                       ------------
                                                                537
                                                       ------------
-------------------------------------------------------------------
GERMANY (0.7%)
CORPORATE (0.7%)
(d)RSL Communications plc
    0.00%, 3/15/08                   DEM     500                166
-------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                                            FACE
                                          AMOUNT              VALUE
                                           (000)              (000)
-------------------------------------------------------------------
GERMANY (CONTINUED)
CORPORATE (CONTINUED)
(b)Sirona Dental Systems
    9.125%, 7/15/08                  DEM     175       U.S.$    104
                                                       ------------
                                                                270
                                                       ------------
-------------------------------------------------------------------
HONG KONG (0.8%)
CORPORATE (0.8%)
(b)Hutchinson Whampoa Financial 'B'
       7.45%, 8/1/17                 U.S.$   380                332
                                                       ------------
-------------------------------------------------------------------
INDIA (0.6%)
CORPORATE (0.6%)
(b)Reliance Industries Ltd.
    10.375%, 6/24/16                         290                231
                                                       ------------
-------------------------------------------------------------------
INDONESIA (0.5%)
CORPORATE (0.5%)
  Hermes Europe Railtel B.V.
    11.50%, 8/15/07                          190                200
                                                       ------------
-------------------------------------------------------------------
JAMAICA (0.9%)
CORPORATE (0.9%)
  Mechala Group Jamaica, Ltd. 'B'
    12.75%, 12/30/99                         500                352
                                                       ------------
-------------------------------------------------------------------
JORDAN (0.5%)
SOVEREIGN (0.5%)
  Jordan Discount Bond
(b,c)6.00%, 12/23/23                         155                 95
  (c)6.00%, 12/23/23                         168                104
                                                       ------------
                                                                199
                                                       ------------
-------------------------------------------------------------------
KOREA (2.6%)
CORPORATE (0.2%)
(b)Samsung Electronics, Co.
    7.45%, 10/1/02                           100                 88
                                                       ------------
QUASI-SOVEREIGN (2.4%)
  Export-Import Bank of Korea
    6.50%, 2/10/02                           300                275
  Korea Development Bank
    7.125%, 9/17/01                          300                283
  Korea Electric Power Corp.
    7.00%, 10/1/02                           450                407
                                                       ------------
                                                                965
                                                       ------------
                                                              1,053
                                                       ------------
-------------------------------------------------------------------
MEXICO (13.1%)
CORPORATE (1.2%)
(b)Innova
    12.875%, 4/1/07                          370                255
(c)Petro Mexicanos
    9.574%, 7/15/05                          240                223
                                                       ------------
                                                                478
                                                       ------------
-------------------------------------------------------------------
SOVEREIGN (11.9%)
   United Mexican States
    11.50%, 5/15/26                  U.S.$   210       U.S.$    224
(c)United Mexican States
    Discount Bond 'A'
    6.116%, 12/31/19                          10                  8
(c)United Mexican States
    Discount Bond 'D'
    6.098%, 12/31/19                       1,650              1,347
   United Mexican States Global
    Bond
    9.875%, 1/15/07                          160                158
    11.375%, 9/15/16                         270                281
   United Mexican States Par
    Bond 'W-A'
    6.25%, 12/31/19                          270                211
   United Mexican States Par
    Bond 'W-B'
    6.25%, 12/31/19                        3,350              2,615
                                                       ------------
                                                              4,844
                                                       ------------
                                                              5,322
                                                       ------------
-------------------------------------------------------------------
PANAMA (1.1%)
SOVEREIGN (1.1%)
  Republic of Panama
    8.875%, 9/30/27                          360                340
(d)Republic of Panama Interest
    Reduction Bond Euro
    3.75%, 7/17/14                           170                129
                                                       ------------
                                                                469
                                                       ------------
-------------------------------------------------------------------
PERU (1.3%)
SOVEREIGN (1.3%)
  Peru Past Due Interest Bond
  (d)4.00%, 3/7/17                           370                234
  Republic of Peru Front Loaded
    Interest Reduction Bond
  (d)3.25%, 3/7/17                            50                 28
(b,d)3.25%, 3/7/17                           450                257
                                                       ------------
                                                                519
                                                       ------------
-------------------------------------------------------------------
PHILIPPINES (2.1%)
CORPORATE (0.6%)
  Philippine Long Distance Telephone
    7.85%, 3/6/07                            250                225
                                                       ------------
SOVEREIGN (1.5%)
(d)Republic of Philippines 'B'
    5.962%, 6/1/08                           750                626
                                                       ------------
                                                                851
                                                       ------------
-------------------------------------------------------------------
RUSSIA (1.9%)
CORPORATE (0.5%)
(d)PTC International Finance B.V.
    0.00%, 7/1/07                            300                209
                                                       ------------
-------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                                            FACE
                                          AMOUNT              VALUE
                                           (000)              (000)
-------------------------------------------------------------------
RUSSIA (CONTINUED)
SOVEREIGN (1.4%)
(c)Russia Interest Arrears Notes
    5.969%, 12/15/15                 U.S.$    38       U.S.       4
(c,f)Russia Principal Note
    3.313%, 12/15/20                       2,035                132
  Russian Federation
  (b)8.75%, 7/24/05                          700                165
  (b)11.00%, 7/24/18                       1,030                252
                                                       ------------
                                                                553
                                                       ------------
                                                                762
                                                       ------------
-------------------------------------------------------------------
SOUTH AFRICA (1.6%)
SOVEREIGN (1.6%)
  Nacional Financiera
    17.00%, 2/26/99                  ZAR   4,000                642
                                                       ------------
-------------------------------------------------------------------
TURKEY (1.1%)
CORPORATE (1.1%)
(b)Cellco Finance NV
    15.00%, 8/1/05                   U.S.$   320                277
   Pera Financial Services
    9.375%, 10/15/02                         200                156
                                                       ------------
                                                                433
                                                       ------------
-------------------------------------------------------------------
UNITED KINGDOM (2.4%)
CORPORATE (2.4%)
  Colt Telecommunications Group plc
    7.625%, 7/31/08                  DEM     225                133
(d)Dolphin Telecommunications plc
    0.00%, 6/1/08                    ECU     190                 73
(b)Esprit Telecommunications
    Group plc
    11.00%, 6/15/08                  DEM     655                396
(b)HMV Media Group plc
    10.875%, 5/15/08                 GBP     200                309
(b)RSL Communications plc
    12.00%, 11/1/08                  U.S.$    50                 52
                                                       ------------
                                                                963
                                                       ------------
-------------------------------------------------------------------
UNITED STATES (36.2%)
ASSET BACKED SECURITIES (3.1%)
  Aircraft Lease Portfolio
    Securitization Ltd.
    1996-1 P1D 12.75%, 6/15/06               337                337
(g)CFS 1997-5 'A1'
    7.72%, 6/15/05                           250                163
   DR Securitized Lease Trust
    1993-K1 A1 6.66%, 8/15/10                152                144
    1994-K1 A1 7.60%, 8/15/07                438                436
(b)First Home Mortgage Acceptance
    Corp., 1996-B, Class C
    7.929%, 11/1/18                          243                185
                                                       ------------
                                                              1,265
                                                       ------------
-------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION (0.4%)
  Long Beach Auto 1997-1, 'B'
    14.22%, 10/26/03                 U.S.$   153       U.S.$    152
                                                       ------------
CORPORATE (32.7%)
  Adelphia Communications 'B'
    8.375%, 2/1/08                           100                104
    9.875%, 3/1/07                            25                 28
  AES Corp.
    8.50%, 11/1/07                           215                218
  Algoma Steel,  Inc.
    12.375%, 7/15/05                          50                 37
(b)Allied Waste
    7.875%, 1/1/09                            75                 76
(b)American Cellular Corp.
    10.50%, 5/15/08                          160                157
  American Standard Cos., Inc.
    7.375%, 2/1/08                           180                181
  AMSC Acquisition Co., Inc. 'B'
    12.25%, 4/1/08                           180                112
(b)CA FM Lease Trust
    8.50%, 7/15/17                           237                263
  CB Richard Ellis Services
    8.875%, 6/1/06                            55                 53
(b)Centennial Cellular
    10.75%, 12/15/08                          90                 90
  Chancellor Media Corp. 'B'
    8.125%, 12/15/07                         315                314
  Columbia/HCA Healthcare
    6.91%, 6/15/05                           300                294
    7.00%, 7/1/07                             90                 87
    7.69%, 6/15/25                           350                323
  Comcast Cellular Holdings 'B'
    9.50%, 5/1/07                             30                 32
  CSC Holdings, Inc.
    7.875%, 12/15/07                         175                186
    9.875%, 5/15/06                          220                242
  Dobson Communications Corp.
    11.75%, 4/15/07                          100                102
(b)EES Coke Battery Co., Inc.
    9.382%, 4/15/07                          100                98
(b)Fresenius Medical Care AG
    7.875%, 2/1/08                           130                129
  Global Crossing Holdings Ltd.
    9.625%, 5/15/08                          225                236
  Globalstar LP
    11.375%, 2/15/04                         110                83
  Grand Casinos
    10.125%, 12/1/03                         400                436
  Harrahs Operating Co., Inc.
    7.875%, 12/5/05                           80                 80
(b)Hayes Lemmerz International, Inc.
    8.25%, 12/15/08                          100                100
  Hilton Hotels
    7.95%, 4/15/07                           230                238
  HMH Properties 'A'
    7.875%, 8/1/05                           275                271
-------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                                            FACE
                                          AMOUNT              VALUE
                                           (000)              (000)
-------------------------------------------------------------------
UNITED STATES (CONTINUED)
CORPORATE (CONTINUED)
(d)Intermedia Communications,
    Inc. 'B'
    0.00%, 7/15/07                   U.S.$   565       U.S.$    390
(b)Iridium LLC/Capital Corp.
    13.00%, 7/15/05                           55                 50
  Iridium LLC/Capital Corp. 'A'
    13.00%, 7/15/05                           90                 82
  ISP Holdings, Inc. 'B'
    9.00%, 10/15/03                          195                206
  IXC Communications, Inc.
    9.00%, 4/15/08                           305                303
  Jet Equipment Trust 'C1'
    11.79%, 6/15/13                          175                230
  K Mart Funding Corp. 'F'
    8.80%, 7/1/10                            100                105
  Lenfest Communications, Inc.
    8.375%, 11/1/05                          185                200
  Level 3 Communications, Inc.
    9.125%, 5/1/08                            20                 20
  (b)9.125%, 5/1/08                          125                123
  Musicland Group, Inc.
    9.00%, 6/15/03                           100                 96
  Musicland Group, Inc. 'B'
    9.875%, 3/15/08                          175                171
  Nextel Communications, Inc.
  (d)0.00%, 8/15/04                          385                373
  (d)0.00%, 9/15/07                          360                230
  (d)0.00%, 2/15/08                          150                 90
(d)NEXTLINK Communications, Inc.
    0.00%, 4/15/08                           375                216
  Niagara Mohawk Power 'G'
    7.75%, 10/1/08                            48                 52
(d)Niagara Mohawk Power 'H'
    0.00%, 7/1/10                             86                 66
(d)Norcal Waste Systems, Inc.
    13.50%, 11/15/05                         250                270
(b)Nortek, Inc.
    8.875%, 8/1/08                           140                142
(b)NSM Steel, Inc.
    12.25%, 2/1/08                           100                 14
(b,d)NTL Inc.
    0.00%, 4/1/08                    GBP     330                309
(b)Onepoint Communications Corp.
    14.50%, 6/1/08                   U.S.$   145                 78
  Outdoor Systems, Inc.
    8.875%, 6/15/07                          410                437
  Primus Telecommunications Group 'B'
    9.875%, 5/15/08                          145                138
  PSINet, Inc. 'B'
    10.00%, 2/15/05                          110                108
-------------------------------------------------------------------
  Qwest Communications
    International
  (d)0.00%, 10/15/07                 U.S.$   485         U.S.$  378
    10.875%, 4/1/07                           87                100
(b)RAS Laffan Liquid Natural Gas
    8.294%, 3/15/14                          100                 84
(d)RCN Corp.
    0.00%, 10/15/07                          725                410
(d)Rhythms Netconnections 'B'
    0.00%, 5/15/08                           400                193
  Rogers Cablesystems 'B'
    10.00%, 3/15/05                          225                252
  Rogers Communications, Inc.
    9.125%, 1/15/06                           90                 94
  RSL Communications plc
    9.125%, 3/1/08                           315                287
(b)Samsung Electronics America
    9.75%, 5/1/03                            300                284
(b)SB Treasury Co. LLC
    9.40%, 12/29/49                          100                 95
  SD Warren Co. 'B'
    12.00%, 12/15/04                         215                234
  Smithfield Foods, Inc.
  (b)7.625%, 2/15/08                          95                 95
    7.625%, 2/15/08                           50                 50
  Snyder Oil Corp.
    8.75%, 6/15/07                           315                306
  Southland Corp.
    5.00%, 12/15/03                          180                158
  Station Casinos, Inc.
    9.625%, 6/1/03                           175                181
    10.125%, 3/15/06                         160                169
  Tenet Healthcare Corp.
    8.625%, 1/15/07                          405                425
  Vencor, Inc.
    9.875%, 5/1/05                           250                216
(d)Viatel, Inc.
    0.00%, 4/15/08                           105                60
(d)WAM! Net Inc. 'B'
    0.00%, 3/1/05                            200                110
  Western Financial Bank
    8.875%, 8/1/07                           120                 86
                                                       ------------
                                                             13,336
                                                       ------------
                                                             14,753
                                                       ------------
-------------------------------------------------------------------
VENEZUELA (1.0%)
SOVEREIGN (1.0%)
(d)Republic of Venezuela Debt
    Conversion Bond 'DL'
    5.938%, 12/18/07                         679                432
                                                       ------------
-------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S.$40,757)                                         39,023
                                                       ------------
-------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                                          NO. OF            VALUE
                                          RIGHTS            (000)
-------------------------------------------------------------------
RIGHTS(0.0%)
-------------------------------------------------------------------
MEXICO (0.0%)
(a)United Mexican States, Value
    Recovery Rights, expiring
    6/30/03 (Cost U.S.$__)             2,554,000       U.S.$     --
                                                       ------------
-------------------------------------------------------------------
                                          NO. OF
                                        WARRANTS
-------------------------------------------------------------------
WARRANTS(0.0%)
-------------------------------------------------------------------
NIGERIA (0.0%)
(a)Central Bank of Nigeria,
    expiring 11/15/20                        250                 --
                                                       ------------
-------------------------------------------------------------------
UNITED STATES (0.0%)
(a,b)American Mobile Satellite
    Corp., expiring 4/1/08                   180                 --@
(a,b)NSM Steel, Inc., expiring 2/1/08     63,309                 --@
(a,b)Onepoint Communications
    Corp., expiring 6/1/08                   145                 --@
(a,b)Rhythms Netcommunications,
    expiring 5/15/08                       1,600                  1
(a,b)WAM! Net., Inc., expiring 3/1/05        600                  1
                                                       ------------
                                                                  2
                                                       ------------
-------------------------------------------------------------------
TOTAL WARRANTS
  (Cost U.S.$--)                                                  2
                                                       ------------
-------------------------------------------------------------------

                                          SHARES
-------------------------------------------------------------------
PREFERRED STOCK(0.0%)
-------------------------------------------------------------------
UNITED STATES
(a)IXC Communications, Inc. 'B'                5                  5
(a,g)Viatel, Inc., Series 'A' 10.00%          54                 --@
                                                       ------------
-------------------------------------------------------------------
TOTAL PREFERRED STOCK
  (Cost U.S.$--)                                                  5
                                                       ------------
-------------------------------------------------------------------
                                            FACE
                                          AMOUNT
                                           (000)
-------------------------------------------------------------------
SHORT-TERM INVESTMENTS(4.1%)
-------------------------------------------------------------------
TURKEY (0.6%)
BILLS
  Bankers Trust International plc,
    U.S. Dollar Note linked to
    Turkish Interest and Turkish
    Lira Exchange Rate,
    0.00%, 12/31/99                  U.S.$   250                250
                                                       ------------
-------------------------------------------------------------------
UNITED STATES (3.5%)
REPURCHASE AGREEMENT
  Chase Securities, Inc., 4.45%,
    dated 12/31/98, due 1/4/99,
    to be repurchased at
    U.S.$1,423, collateralized
    by United States Treasury
    Bonds, 11.25%, due 2/15/15,
    valued at U.S.$1,459             U.S.$ 1,422       U.S.$  1,422
                                                       ------------
-------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost U.S.$1,672)                                           1,672
                                                       ------------
-------------------------------------------------------------------
TOTAL INVESTMENTS(100.0%)
  (Cost U.S.$42,429)                                         40,702
                                                       ------------
-------------------------------------------------------------------
ASSETS
  Cash                                       400
  Receivable for Investments Sold          1,026
  Interest Receivable                        907
  Receivable for Daily
  Variation on Futures
  Contracts                                    5
  Other Assets                                 7              2,345
                                     ------------      ------------
-------------------------------------------------------------------
LIABILITIES
  Payable For:
    Dividends Declared                    (1,156)
    Reverse Repurchase Agreements           (963)
    Investments Purchased                   (399)
    Foreign Tax Expense                      (53)
    Professional Fees                        (48)
    Shareholder Reporting Expenses           (37)
    Investment Advisory Fees                 (35)
    Directors' Fees and Expenses             (29)
    Administrative Fees                      (12)
    Net Unrealized Loss on Foreign
      Currency Exchange Contracts             (7)
    Custodian Fees                            (6)
  Other Liabilities                           (8)           (2,753)
                                     -----------      ------------
-------------------------------------------------------------------
NET ASSETS
  Applicable to 4,178,082, issued and
  outstanding U.S.$0.01 par value
  shares (100,000,000 shares authorized)               U.S.$ 40,294
                                                       ------------
-------------------------------------------------------------------
NET ASSET VALUE PER SHARE                              U.S.$   9.64
                                                       ------------
-------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                                                             AMOUNT
                                                              (000)
-------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------
  Common Stock                                         U.S.$     42
  Capital Surplus                                            58,070
  Undistributed Net Investment Income                            55
  Accumulated Net Realized Loss                             (16,115)
  Unrealized Depreciation on Investments,
    Foreign Currency Translations and
    Futures Contracts                                        (1,758)
-------------------------------------------------------------------
     TOTAL NET ASSETS                                  U.S.$ 40,294
                                                       ------------
-------------------------------------------------------------------

     (a) --  Non-income producing
     (b) --  144A Security - certain conditions for public sale may exist.
     (c) -- Variable/floating rate security - rate disclosed is as of December 31, 1998.
     (d) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1998. Maturity date disclosed is the ultimate maturity.
     (e) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of December 31, 1998 - see note A-4 to financial statements.
     (f) --  Security is in default.
     (g) Security valued at fair value - See note A-1 to financial statements.
       @ --  Value is less than U.S.$500.
     PIK -- Payment-in-Kind. Income may be paid in additional securities or cash.


-------------------------------------------------------------------
DECEMBER 31, 1998 EXCHANGE RATES:
-------------------------------------------------------------------
ARP  Argentine Peso                              0.999 = U.S. $1.00
ECU  European Currency Unit                      0.852 = U.S. $1.00
DEM  German Mark                                 1.666 = U.S. $1.00
GBP  Great British Pound                         0.602 = U.S. $1.00
ZAR  South African Rand                          5.890 = U.S. $1.00


-------------------------------------------------------------------
FUTURES CONTRACTS:
  At December 31, 1998, the following futures contracts were open:

                                                                       NET
                   NUMBER         AGGREGATE                         UNREALIZED
                     OF          FACE VALUE        EXPIRATION          LOSS
                  CONTRACTS         (000)             DATE            (000)
                 ----------      ----------        ----------       ----------
 LONG:
Long Gilt             3          U.S.$  593          Mar-99         U.S.$ (16)
                                        ---                         ----------
                                        ---                         ----------
------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at December 31, 1998, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


                                                                             NET
 CURRENCY                                         IN                      UNREALIZED
    TO                                         EXCHANGE                     GAIN
 DELIVER         VALUE        SETTLEMENT         FOR           VALUE       (LOSS)
  (000)         (000)            DATE           (000)          (000)        (000)
---------   -----------       ----------     -----------   -----------    -----------
DEM   145   U.S.$    87        12/07/98      U.S.$    89   U.S.$    89    U.S.$    2
U.S.$  87            87        12/07/98      DEM     145            87            --
ECU    55            65        01/25/99      U.S.$    64            64            (1)
DEM   200           120        01/25/99              117           117            (3)
       25            15        01/27/99               15            15            --
      830           498        01/27/99              500           500             2
      150            90        01/27/99               89            89            (1)
      145            87        02/08/99               87            87            --
      135            81        02/22/99               81            81            --
GBP   335           557        03/03/99              551           551            (6)
            -----------                                    -----------    ----------
            U.S.$ 1,687                                    U.S.$ 1,680           $(7)
            -----------                                    -----------    ----------
            -----------                                    -----------    ----------


The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
DECEMBER 31, 1998

                                                          PERCENT
                                       VALUE             OF TOTAL
COUNTRY                                (000)          INVESTMENTS
-----------------------------------------------------------------
Argentina                       U.S.$  4,848             11.9%
Australia                                244              0.6
Bermuda                                   99              0.2
Brazil                                 3,107              7.6
Bulgaria                               1,258              3.1
Chile                                    302              0.7
Colombia                                 845              2.1
Ecuador                                  537              1.3
Germany                                  270              0.7
Hong Kong                                332              0.8
India                                    231              0.6
Indonesia                                200              0.5
Jamaica                                  352              0.9
Jordan                                   199              0.5
Korea                                  1,053              2.6
Mexico                                 5,322             13.1
Panama                                   469              1.1
Peru                                     519              1.3
Philippines                              851              2.1
Russia                                   762              1.9
South Africa                             642              1.6
Turkey                                   683              1.7
United Kingdom                           963              2.4
United States                         16,182             39.7
Venezuela                                432              1.0
                                ------------            -----
                                U.S.$ 40,702            100.0%
                                ------------            -----
                                ------------            -----
-----------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1998


                                                          PERCENT
                                       VALUE             OF TOTAL
INDUSTRY                               (000)          INVESTMENTS
-----------------------------------------------------------------
Aerospace & Defense             U.S.$    230              0.6%
Asset-Backed Securities                1,265              3.1
Automobiles                              198              0.5
Banking                                  181              0.4
Broadcast -- Radio & Television          879              2.2
Building Materials & Components          186              0.5
Chemicals                                436              1.1
Coal, Gas & Oil                           84              0.2
Collateralized Mortgage
  Obligations                            152              0.4
Construction & Mining                    120              0.3
Consumer Staples                         105              0.3
Electronics                              373              0.9
Energy                                   605              1.5
Entertainment & Leisure                  267              0.6
Finance                                1,179              2.9
Food                                     146              0.4
Foreign Government & Agency
  Obligations                         19,352             47.5
Gaming & Lodging                       1,024              2.5
Health Care Supplies & Services        1,259              3.1
Metals -- Steel                           51              0.1
Multi-Industry                         3,067              7.5
Real Estate                              324              0.8
Repurchase Agreements                  1,422              3.5
Retail -- General                        158              0.4
Services                                 811              2.0
Technology                               181              0.4
Telecommunications                     5,922             14.5
Transportation                           200              0.5
Utilities                                525              1.3
                                ------------            -----
                                U.S.$ 40,702            100.0%
                                ------------            -----
                                ------------            -----
-----------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.


                                                                   YEAR ENDED
                                                               DECEMBER 31, 1998
STATEMENT OF OPERATIONS                                               (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends . . . . . . . . . . . . . . . . . . . . . . . .   U.S.$      12
     Interest  . . . . . . . . . . . . . . . . . . . . . . . .           6,468
--------------------------------------------------------------------------------
          Total Income . . . . . . . . . . . . . . . . . . . .           6,480
--------------------------------------------------------------------------------
EXPENSES
     Investment Advisory Fees  . . . . . . . . . . . . . . . .             508
     Interest Expense on Borrowings  . . . . . . . . . . . . .             285
     Administrative Fees . . . . . . . . . . . . . . . . . . .             150
     Foreign Tax Expense . . . . . . . . . . . . . . . . . . .              80
     Professional Fees . . . . . . . . . . . . . . . . . . . .              80
     Custodian Fees  . . . . . . . . . . . . . . . . . . . . .              73
     Shareholder Reporting Expenses  . . . . . . . . . . . . .              71
     Transfer Agent Fees . . . . . . . . . . . . . . . . . . .              18
     Directors' Fees and Expenses  . . . . . . . . . . . . . .              16
     Amortization of Organization Costs  . . . . . . . . . . .               6
     Other Expenses  . . . . . . . . . . . . . . . . . . . . .              34
--------------------------------------------------------------------------------
          Total Expenses . . . . . . . . . . . . . . . . . . .           1,321
--------------------------------------------------------------------------------
            Net Investment Income  . . . . . . . . . . . . . .           5,159
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
     Investment Securities Sold  . . . . . . . . . . . . . . .         (15,639)
     Investment Securities Sold Short  . . . . . . . . . . . .               3
     Written Option Contracts  . . . . . . . . . . . . . . . .              11
     Foreign Currency Transactions . . . . . . . . . . . . . .            (239)
     Futures Contracts . . . . . . . . . . . . . . . . . . . .               5
-------------------------------------------------------------------------------
     Net Realized Loss . . . . . . . . . . . . . . . . . . . .         (15,859)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Depreciation on Investments . . . . . . . . . . . . . . .          (1,206)
     Depreciation on Foreign Currency Translations . . . . . .             (24)
--------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation . . .          (1,230)
--------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized
 Appreciation/Depreciation . . . . . . . . . . . . . . . . . .         (17,089)
--------------------------------------------------------------------------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS. . .   U.S.$ (11,930)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                  YEAR ENDED                  YEAR ENDED
                                                               DECEMBER 31, 1998           DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                   (000)                       (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net Investment Income . . . . . . . . . . . . . . . . . .   U.S.$   5,159              U.S.$   5,362
     Net Realized Gain (Loss). . . . . . . . . . . . . . . . .         (15,859)                     8,685
     Change in Unrealized Appreciation/Depreciation. . . . . .          (1,230)                    (3,739)
------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting
       from Operations . . . . . . . . . . . . . . . . . . . .         (11,930)                    10,308
------------------------------------------------------------------------------------------------------------
Distributions:
     Net Investment Income . . . . . . . . . . . . . . . . . .          (4,917)                    (5,362)
     In Excess of Net Investment Income. . . . . . . . . . . .            --                          (19)
     Net Realized Gain . . . . . . . . . . . . . . . . . . . .            --                       (9,362)
     In Excess of Net Realized Gains . . . . . . . . . . . . .            (261)                      (205)
------------------------------------------------------------------------------------------------------------
     Total Distributions . . . . . . . . . . . . . . . . . . .          (5,178)                   (14,948)
------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Reinvestment of Distributions (24,590 and 7,493 shares,
       respectively) . . . . . . . . . . . . . . . . . . . . .             333                        118
------------------------------------------------------------------------------------------------------------
     Total Decrease. . . . . . . . . . . . . . . . . . . . . .         (16,775)                    (4,522)
Net Assets:
     Beginning of Period . . . . . . . . . . . . . . . . . . .          57,069                     61,591
------------------------------------------------------------------------------------------------------------
     End of Period (including undistributed net investment
      income/ (distributions in excess of net investment
      income) of U.S.$55 and U.S.$(19), respectively). . . . .   U.S.$  40,294              U.S.$  57,069
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------


   The accompnaying notes are an integral part of the financial statements.

                                                                  YEAR ENDED
                                                               DECEMBER 31, 1998
STATEMENT OF CASH FLOWS                                              (000)
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
     Proceeds from Sales of Investments. . . . . . . . . . . . U.S. $  150,525
     Purchases of Investments. . . . . . . . . . . . . . . . .        (139,964)
     Net Decrease in Short-Term Investments. . . . . . . . . .           4,261
     Investment Income . . . . . . . . . . . . . . . . . . . .           5,450
     Interest Expense Paid . . . . . . . . . . . . . . . . . .            (309)
     Net Operating Expenses Paid . . . . . . . . . . . . . . .          (1,000)
--------------------------------------------------------------------------------
     Net Cash Provided by Investing and Operating Activities .          18,963
--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Cash Received for Reverse Repurchase Agreements . . . . .          (5,046)
     Cash Distributions Paid (net of reinvestments of $333). .         (13,659)
--------------------------------------------------------------------------------
     Net Cash Used for Financing Activities. . . . . . . . . .         (18,705)
--------------------------------------------------------------------------------
     Net Increase in Cash. . . . . . . . . . . . . . . . . . .             258
CASH AT BEGINNING OF PERIOD    . . . . . . . . . . . . . . . .             142
--------------------------------------------------------------------------------
CASH AT END OF PERIOD    . . . . . . . . . . . . . . . . . . . U.S. $      400
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY
 INVESTING AND OPERATING ACTIVITIES  . . . . . . . . . . . . .
--------------------------------------------------------------------------------
     Net Investment Income . . . . . . . . . . . . . . . . . . U.S. $    5,159
     Proceeds from Sales of Investments. . . . . . . . . . . .         150,525
     Purchases of Investments. . . . . . . . . . . . . . . . .        (139,964)
     Net Decrease in Short-Term Investments. . . . . . . . . .           4,261
     Net Decrease in Receivables Related to Operations . . . .             538
     Net Increase in Payables Related to Operations. . . . . .               9
     Accretion/Amortization of Discounts and Premiums. . . . .          (1,565)
--------------------------------------------------------------------------------
     Net Cash Provided by Investing and Operating
       Activities. . . . . . . . . . . . . . . . . . . . . . . U.S. $   18,963
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



       The accompnaying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED DECEMBER 31,                         PERIOD FROM
SELECTED PER SHARE DATA                       ---------------------------------------------------------------    MAY 27, 1994* TO
AND RATIOS:                                            1998             1997             1996             1995   DECEMBER 31, 1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . .     U.S.$  13.74     U.S.$  14.86     U.S.$  12.99     U.S.$  12.25     U.S.$  14.10
----------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . .               --               --               --               --            (0.17)
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income  . . . . . . . . . .             1.23             1.29             1.71             1.61             0.95
Net Realized and Unrealized Gain (Loss)
  on Investments . . . . . . . . . . . . .            (4.09)            1.19             2.15             0.72            (1.72)
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations . . .            (2.86)            2.48             3.86             2.33            (0.77)
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . .            (1.18)           (1.29)           (1.49)           (1.59)           (0.91)
  In Excess of Net Investment Income . . .               --            (0.01)              --               --               --
  Net Realized Gain. . . . . . . . . . . .               --            (2.25)           (0.50)              --               --
  In Excess of Net Realized Gains. . . . .            (0.06)           (0.05)              --               --               --
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions. . . . . . . . . .            (1.24)           (3.60)           (1.99)           (1.59)           (0.91)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . .     U.S.$   9.64     U.S.$  13.74     U.S.$  14.86     U.S.$  12.99     U.S.$  12.25
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD. . .     U.S.$   8.31     U.S.$  13.13     U.S.$  14.63     U.S.$  12.50     U.S.$  12.50
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . .           (29.20)%          13.93%           34.44%           13.49%           (4.51)%
  Net Asset Value (1). . . . . . . . . . .           (21.57)%          17.38%           31.45%           20.34%           (6.42)%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)          U.S.$ 40,294     U.S.$ 57,069     U.S.$ 61,591     U.S.$ 53,847     U.S.$ 50,607
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses Excluding Interest
  Expense to Average Net Assets. . . . . .             2.03%            1.75%            1.81%            1.95%            1.75%**
Ratio of Expenses Including Interest
  Expense to Average Net Assets. . . . . .             2.59%            1.86%            2.00%            2.06%            2.97%**
Ratio of Net Investment Income to Average
  Net Assets . . . . . . . . . . . . . . .            10.13%            8.15%            12.17%           13.07%           11.90%**
Portfolio Turnover Rate. . . . . . . . . .              266%             333%              280%             160%              86%
----------------------------------------------------------------------------------------------------------------------------------

  * Commencement of Operations.
 ** Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


     The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
------------------

     The Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund"), was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective to seek capital appreciation through investments primarily in high yield bonds.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain securities may be valued on the basis of bid prices provided by one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board") although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the
     value of   the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counter party to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

     At December 31, 1998, the Fund had reverse repurchase agreements outstanding as follows:



                                                                   MATURITY IN
                                                                    LESS THAN
                                                                     365 DAYS
                                                                   -----------
     Value of Securities Subject to
      Repurchase.............................................      $ 1,038,000
     Liability Under Reverse
      Repurchase Agreement...................................      $   963,000
     Weighted Average Interest Rate..........................             5.13%

     The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 1998 was approximately $5,531,000 at a weighted average interest rate of 4.70%.

5.   FOREIGN CURRENCY TRANSLATION:   The books and records of the Fund are
     maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

          - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

          - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund may utilize:

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase
     call    options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain (loss) on investment securities sold in the financial statements.

7. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

8. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.


9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

11. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund forgoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

12. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market- linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

13. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

14. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange- traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

15. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of losses on securities. Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Through September 30,1998, the Fund paid MSTC fees of approximately $43,000.

E. For the year ended December 31, 1998, the Fund made purchases and sales totaling $140,053,000 and $150,847,000, respectively, of investments other than long- term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1998, the U.S. Federal income tax cost basis of securities was $44,113,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $3,402,000 of which $1,242,000 related to appreciated securities and $4,644,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $13,340,000 to offset against future capital gains which will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to shareholders. For the year ended December 31, 1998, the Fund intends to elect to defer to January 1, 1999 for U.S. Federal income tax purposes, post-October capital losses of $1,102,000.

F. During the year ended December 31, 1998, the Fund's written covered call option activity was as follows:



                                           FACE              PREMIUM
                                        AMOUNT (000)          (000)
                                        ------------        ---------
     Options outstanding at
      January 1, 1998.................   $       --          $     --
     Options written during the
      year............................         1,700               14
     Options closed during the
      year............................        (1,700)             (14)
     Options outstanding at
      December 31, 1998...............   $       --          $     --


G. At December 31, 1998, approximately 38% of the Fund's total investments consist of U.S. high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1998 totaled $29,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 1998, the Board declared a dividend distribution of $0.28 per share, derived from net investment income, payable on January 8, 1999, to shareholders of record on December 31, 1998.

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1998, the Fund designates $261,000 as long-term capital gain at the 20% tax bracket.


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

REPORT OF INDEPENDENT ACCOUNTANTS
------------------
To the Shareholders and Board of Directors of Morgan Stanley Global Opportunity Bond Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period May 27, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036

February 8, 1999

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

               Morgan Stanley Global Opportunity Bond Fund, Inc.
               American Stock Transfer & Trust Company
               Dividend Reinvestment and Cash Purchase Plan
               40 Wall Street
               New York, NY 10005
               1-800-278-4353


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